STATUTORY RESERVES AND RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2020
STATUTORY RESERVES AND RESTRICTED NET ASSETS
STATUTORY RESERVES AND RESTRICTED NET ASSETS

17.     STATUTORY RESERVES AND RESTRICTED NET ASSETS

In accordance with the PRC laws and regulations, the Company’s PRC subsidiaries, the consolidated VIEs and the consolidated VIEs’ subsidiaries are required to make appropriation to certain statutory reserves, namely general reserve, enterprise expansion reserve, and staff welfare and bonus reserve, all of which are appropriated from net profit as reported in their PRC statutory accounts. The Group’s PRC entities are required to appropriate at least 10% of their after-tax profits to the general reserve until such reserve has reached 50% of their respective registered capital.

Appropriations to the enterprise expansion reserve and the staff welfare and bonus reserve are to be made at the discretion of the board of directors of each of the Group’s PRC entities. There were no appropriations to these reserves by the Group’s PRC entities for the years ended December 31, 2018, 2019 and 2020.

As a result of the PRC laws and regulations and the requirement that distributions by the PRC entity can only be paid out of distributable profits computed in accordance with the PRC GAAP, the PRC entity is restricted from transferring a portion of its net assets to the Company. Amounts restricted include paid-in capital, capital reserve and statutory reserves of the Company’s PRC entities. As of December 31, 2019 and 2020, the aggregated amounts of paid-in capital, capital reserve and statutory reserves represented the amount of net assets of the relevant entities of the Group not available for distribution amounted to RMB7,342,556 and RMB7,840,922 respectively (including the statutory reserve fund of RMB499,675 and RMB600,100 as of December 31, 2019 and 2020, respectively).